AMENDED AND RESTATED
                    SUBORDINATE REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 10, 2003

                                 by and between

                                IESI CORPORATION,

                                       and

                                THE STOCKHOLDERS

                                TABLE OF CONTENTS

                                                                            PAGE

1.       Definitions...........................................................2

2.       Requested Registrations...............................................4

3.       Piggyback Registration Rights.........................................6

         (a)      Piggyback Registration Rights................................6

         (b)      Priority on Registrations....................................6

         (c)      Other Registrations..........................................6

4.       Restrictions on Public Sale by Purchaser..............................7

5.       Registration Procedures...............................................7

6.       Registration Expenses.................................................9

7.       Indemnification; Contribution........................................10

         (a)      Indemnification by the Company..............................10

         (b)      Indemnification by the Selling Stockholders.................10

         (c)      Conduct of Indemnification Proceedings......................10

         (d)      Contribution................................................11

8.       Rule 144 Sales.......................................................11

9.       Miscellaneous........................................................12

         (a)      Listing Application.........................................12

         (b)      Damages.....................................................12

         (c)      Amendments and Waivers......................................12

         (d)      Notices.....................................................12

         (e)      Successors and Assigns......................................12

         (f)      Counterparts................................................12

         (g)      Headings....................................................12

         (h)      Governing Law...............................................12

         (i)      Severability................................................12

         (j)      Entire Agreement............................................13

         (k)      Attorneys' Fees.............................................13

         (l)      No Inconsistent Agreements..................................13

         (m)      Enforcement.................................................13

         (n)      Government Approvals........................................13

         (o)      Certain Additional Matters..................................13

                              AMENDED AND RESTATED
                    SUBORDINATE REGISTRATION RIGHTS AGREEMENT

         This AMENDED AND RESTATED SUBORDINATE REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of October 10, 2003 (the "Effective Date"), is made and entered into by and among IESI Corporation, a Delaware corporation (the "Company"), and the stockholders named on the signature pages hereto and any party executing a Joinder Agreement hereto (collectively, the "Stockholders").

                                   WITNESSETH:

         WHEREAS,   certain   stockholders   of  the  Company   entered  into  a
Registration Rights Agreement, dated as of May 22, 1998 (the "Original Agreement"), which was made in connection with the second Amended and Restated Stockholders' Agreement dated as of even date therewith by and between the Company and the stockholders of the Company, and the Stock Purchase Agreement of even date therewith between the Company and the purchasers named therein;

         WHEREAS, certain stockholders of the Company entered into an Amended and Restated Registration Rights Agreement, dated as of December 15, 1998 (the "Amended Agreement"), which was made in connection with the third Amended and Restated Stockholders' Agreement dated as of even date therewith by and between the Company, the stockholders of the Company and a certain warrant holder, and the Stock Purchase Agreement of even date therewith between the Company and the purchasers named therein;

         WHEREAS, certain stockholders of the Company entered into an Amended and Restated Registration Rights Agreement, dated as of June 30, 1999 (the "Second Amended Agreement"), which was made in connection with the fourth Amended and Restated Stockholders' Agreement dated as of even date therewith by and between the Company, the stockholders of the Company and a certain warrant holder, and the Stock Purchase Agreement of even date therewith between the Company and the purchasers named therein;

         WHEREAS, certain stockholders of the Company executed an Amended and Restated Registration Rights Agreement, dated as of September 10, 2001 (the "Third Amended Agreement"), which was made in connection with the fifth Amended and Restated Stockholders' Agreement dated as of even date therewith by and between the Company, the stockholders of the Company and a certain warrant holder, and the Stock Purchase Agreement of even date therewith between the Company and the purchasers named therein;

         WHEREAS, because the signatures of all necessary parties to the Third Amended Agreement were not obtained, certain parties entered into a Subordinate Registration Rights Agreement, dated as of September 10, 2001 (the "Subordinate Agreement");

         WHEREAS, the Company is entering into a Stock Purchase Agreement, of even date herewith (the "Fifth Purchase Agreement"), with certain parties hereto, pursuant to which on the Closing Date (as defined in the Fifth Purchase Agreement), the Company shall issue and deliver shares of Series E Convertible Preferred Stock to each purchaser thereof on the terms and conditions provided in the Fifth Purchase Agreement;

         WHEREAS, the Company will use its best efforts to obtain the signatures of all parties to the New Registration Rights Agreement (as defined below) which would amend and restate the Original

Agreement, the Amended Agreement, the Second Amended Agreement, the Subordinate Agreement and this Agreement; and

         WHEREAS,   until  such  New  Registration   Rights  Agreement   becomes
effective, the Stockholders and the Company desire to enter into this Agreement on the terms and conditions set forth below;

         NOW THEREFORE, in consideration of the mutual agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Definitions.
         -----------

         Except as set forth below, or as otherwise defined in this Agreement, all capitalized terms shall have the meanings ascribed to them below:

         "Act" means the Securities Act of 1933, as amended, or any other federal statute in effect from time to time corresponding to such Act, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         "Advice" is defined in the last paragraph of Section 5.

         "Agreement" is defined in the preamble.

         "Amended Agreement" is defined in the second recital.

         "Class B Stock" means the Class B Nonvoting Common Stock, par value $.01 per share, of the Company.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

         "Common Stock" means the shares of the Class A Voting Common Stock, par value $.01 per share, of the Company.

         "Company" is defined in the preamble.

         "Effective Date" is defined in the preamble.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute in effect from time to time corresponding to such Exchange Act, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         "Fifth Purchase Agreement" is defined in the sixth recital.

         "HSR" is defined in Section 9(n).

         "Initiating Holder" means any Stockholder, group of Stockholders, or their assignees that in the aggregate own beneficially at least fifteen percent (15%) of the Registrable Common Stock.

         "New Registration Rights Agreement" is defined in Section 9(o).

         "Notices" is defined in Section 3(a).

         "Original Agreement" is defined in the first recital.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

         "Register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

         "Registrable Common Stock" means the Common Stock presently owned by each Stockholder, and any additional shares of Common Stock acquired by any Stockholder after the Effective Date, including Common Stock received upon any conversion of shares of Preferred Stock into shares of Common Stock, any shares of Common Stock received upon exercise of any warrants to purchase Common Stock, any Common Stock issued in respect of shares of Common Stock upon any stock split, stock dividend, recapitalization or other similar events and any shares of Class B Stock of the Company held by a Stockholder, provided, that the holder of the Class B Stock requesting registration shall agree to convert such Class B Stock requested to be registered into Common Stock immediately upon effectiveness of the requested registration statement; and provided further, that Common Stock or Class B Stock held by a Stockholder shall cease to be Registrable Common Stock, when (i) such Common Stock or Class B Stock is sold pursuant to a registration statement filed under the Act or pursuant to Rule 144 under the Act, or (ii) the Company delivers to such Stockholder an opinion of counsel satisfactory to such Stockholder, to the effect that such Common Stock may be publicly offered without registration under the Act without restriction under Rule 144 or otherwise. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Common Stock whenever such Person has the right to acquire Registrable Common Stock (upon conversion or exercise), whether or not such acquisition has actually been effected.

         "Registration Expenses" is defined in Section 6.

         "Registration Right Effective Date" means the first date after the date of closing of the first public offering of Common Stock Registered with the Commission under the Act that Stockholders or the Company can sell Common Stock without violating or requesting a waiver of any agreements entered into by the Company and/or any Stockholder and the underwriter(s) for such first public offering of Common Stock.

         "Second Amended Agreement" is defined in the third recital.

         "Selling  Expenses"  means  all  underwriting   discounts  and  selling
commissions applicable to the sale of the Registrable Common Stock.

         "Selling Stockholder" means a Stockholder requesting registration of Common Stock under this Agreement.

         "Series  A  Preferred   Stock"  shall  mean  shares  of  the  Series  A
convertible preferred stock of the Company, par value $1.00 per share.

         "Series  B  Preferred   Stock"  shall  mean  shares  of  the  Series  B
convertible preferred stock of the Company, par value $1.00 per share.

         "Series  C  Preferred   Stock"  shall  mean  shares  of  the  Series  C
convertible preferred stock of the Company, par value $1.00 per share.

         "Series  D  Preferred   Stock"  shall  mean  shares  of  the  Series  D
convertible preferred stock of the Company, par value $1.00 per share.

         "Series  E  Preferred   Stock"  shall  mean  shares  of  the  Series  E
convertible preferred stock of the Company, par value $1.00 per share.

         "Subordinate Agreement" is defined in the fifth recital.

         "Stockholders" is defined in the preamble.

         "Third Amended Agreement" is defined in the Fourth recital.

2.       Requested Registrations.
         -----------------------

         (a) If on any three occasions on or after the earlier of the date of the Company's initial public offering or December 31, 2004, the Company shall receive from one or more Initiating Holders a written request that the Company effect the registration of Registrable Common Stock representing at least fifteen percent (15%) of the Registrable Common Stock then outstanding or issuable (or any lesser percentage if the reasonably anticipated aggregate price to the public of the Registrable Common Stock to be included in such registration would exceed $25 million), in connection with a firm commitment underwriting managed by a nationally recognized underwriter, the Company will:

                  (i) promptly give written notice of the proposed registration to all other Stockholders; and

                  (ii) as soon as practicable, use all commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Common Stock as are specified in such request, together with such portion of the Registrable Common Stock of any Stockholder or Stockholders joining in such request as are specified in a written request given within thirty days after receipt of such written notice from the Company. If the underwriter managing the offering advises the Stockholders who have requested inclusion of their Registrable Common Stock in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Stockholders who requested inclusion of Registrable Common Stock in such registration according to the number of Registrable Common Stock owned by each of such Stockholders. Neither the Company nor any other Person (excluding Stockholders) may include shares in a registration effected under this Section 2 without the consent of the Stockholders holding a majority of the shares of Registrable Common Stock sought to be included in such registration if the inclusion of shares by the Company or the other Persons would, in the judgment of the managing underwriter, limit the number of shares of Registrable Common Stock sought to be included by the Stockholders or reduce the offering price thereof. No registration initiated by Initiating Holders hereunder shall count as a registration under this Section 2: (1) unless and until it shall have been declared effective, and (2) if such Initiating Holders fail to Register and sell at least 67% of the Registrable Common Stock requested to be included in such registration by such Initiating Holders in their initial registration request relating to such registration.

         (b) Notwithstanding the provisions of subparagraph (a) of this Section 2, the Company shall not be obligated to take any action to effect any registration pursuant thereto:

                  (i) Within the 120-day period immediately following the effective date of the registration statement pertaining to the first underwritten public offering of securities of the Company for its own account (other than a registration relating solely to a transaction under Rule 145 under the Act or a registration relating solely to employee benefit plans);

                  (ii) After the Company has effected three registrations pursuant to this Section 2, and such registrations have been declared or ordered effective and have not been withdrawn or suspended during the first 90 days after such registrations have been declared or ordered effective; or

                  (iii) If at the time of the request, the Initiating Holders could sell all of the Registrable Common Stock requested to be Registered under Rule 144 without restrictions.

         (c) The holders of a majority of the Common Stock included in any registration requesting registration under this Section 2 shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld, provided that, unless the Company otherwise consents, the lead investment banker shall be from one of the ten firms, which in the immediately preceding calendar year managed the ten highest volumes of equity security offerings or a firm that has previously managed or administered (alone or with others) an equity security offering for the Company.

         (d) Except for the rights to request the Company to Register any equity securities of the Company granted to certain stockholders of the Company under the Second Amended Agreement, the Company shall not grant to any Persons any rights to request the Company to Register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, unless such rights are expressly designated as subordinate and junior to (including, without limitation, rights with respect to underwriter cutbacks or similar limitations) those granted hereunder.

         (e) In the event any holder of Registrable Common Stock is participating in an underwritten offering pursuant to a registration effected under Section 2 or 3 hereof, such holder shall be party to the applicable underwriting agreement and shall provide customary representations, warranties and other agreements, and shall be responsible for its pro rata share of any underwriting fees, commissions or discounts payable to the underwriters.

         (f) If the Company (i) shall furnish to the Initiating Holders a certificate, signed by the President of the Company, stating that the Board of Directors has in good faith adopted a resolution stating that it would be inimical to the best interests of the stockholders for a public offering to proceed, (ii) desires to postpone filing a registration statement in order to be able to include in such filing audited year-end financing statements prepared in the ordinary course of preparing its annual report to stockholders (including on Form 10-K or such other applicable form), or (iii) gives notice to the Initiating Holders, within thirty (30) days of the receipt of a request given pursuant to Section 2(a), that it is engaged or has fixed plans to engage in an initial firmly underwritten registered public offering within thirty (30) days of the notice date, then the Company may delay a requested registration for not more than 90 days, provided that such delay may be invoked on not more than two occasions and on not more than one occasion within any twelve-month period.

3.       Piggyback Registration Rights
         -----------------------------

         (a) Piggyback Registration Rights. If at any time after the Registration Right Effective Date the Company proposes to Register any of the Common Stock under the Act for sale, either for its own account or the account of a Stockholder, for cash (other than a registration on Form S-4, S-8 or any similar form), it will serve written notice of such proposed registration to the Stockholders at least 30 days before the anticipated filing date, which notice shall include the number of shares of Common Stock the Company or other security holder proposes to Register and, if known, the proposed underwriter. Written notices served by the Company pursuant to the preceding sentence of this Section 3(a) shall be referred to hereinafter as "Notices." Subject to the restrictions and in accordance with the procedures set forth below, the Company will use its best efforts to include in any registration to which a Notice relates all Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Notice. Nothing set forth in this Section 3 shall obligate the Company to file any registration statement unless the Board of Directors approves such filing.

         (b) Priority on Registrations.

                  (i) Notwithstanding the provisions of Section 3(a) hereof, in the case of an underwritten offering, the managing underwriter or underwriters of the registration may limit the number of shares of Common Stock included in the underwritten offering if, in its or their opinion, the number of shares of Common Stock requested to be sold in such underwritten offering exceeds the number that can be sold without materially adversely affecting the price at which such securities could be sold. In the event the number is to be so limited in the underwritten offering, a sufficient number of shares of Common Stock shall be eliminated to reduce the total amount of shares of Common Stock to be included in such underwritten offering to the amount recommended by such underwriter. In reducing the amount of shares of Common Stock to be included in such underwritten offering, the Company will include in such underwritten offering (A) first, all shares of Common Stock the Company proposes to sell, (B) second, all Registrable Common Stock beneficially owned by any Stockholder requested to be included in the underwritten offering and shares of Common Stock requested to be included by other holders of Common Stock, who are stockholders on the date hereof and who have registration rights in respect thereof pari passu with the registration rights granted hereby, reduced pro rata according to the number of shares of Common Stock beneficially owned by each such stockholder; and (C) third, other shares of Common Stock requested to be included in such registration.

                  (ii) The Company shall use its best efforts to enable the Registrable Common Stock of the Stockholders, if inclusion in an underwritten offering is properly requested, to be included in such underwritten offering; provided, however, that the Company will not be required to pay any Selling Expenses with respect to the sale of such Registrable Common Stock. If such
Selling Stockholder's Registrable Common Stock is not included in the underwritten offering, the Company shall nonetheless use its best efforts to enable such Selling Stockholder's Registrable Common Stock to be sold in accordance with the intended methods of distribution without inclusion in the underwriting, subject to the provision contained in the preceding sentence.

         (c) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Common Stock pursuant to
Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not announce, file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

4.       Restrictions on Public Sale by Purchaser.
         ----------------------------------------

         To the extent not inconsistent with applicable law, the Selling Stockholders agree not to effect any public sale or distribution of Common Stock (including Registrable Common Stock not included in an underwritten offering pursuant to Section 3(b)(ii) above) or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing (with reasonable prior notice), by (i) the Company in the case of a non-underwritten public offering by the Company, (ii) or the managing underwriter or underwriters in the case of an underwritten public offering. The Company may impose stop-transfer instructions with respect to its Common Stock subject to the restrictions in this Section 4 until the end of such 90-day period.

5.       Registration Procedures.
         -----------------------

         Whenever any Registrable Common Stock is to be Registered pursuant to Sections 2 or 3 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Common Stock in accordance with the intended method of disposition of the Selling Stockholders as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement which includes the Registrable Common Stock and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Common Stock covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such counsel);

         (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement and prospectus used in connection therewith as may be necessary to keep the registration statement effective for a period of not less than 120 days (or such shorter period as shall be necessary to permit the Selling Stockholders to complete the distribution of the Registrable Common Stock to which such registration statement relates in accordance with their intended methods of distribution) and to comply with the provisions of the Act and the rules and regulations thereunder with respect to the disposition of all Registrable Common Stock covered by the registration statement for the period required to effect the distribution thereof, but in no event shall the Company be required to do so for a period of more than 120 days following the effective date of such registration statement;

         (c) furnish to the Selling Stockholders and the underwriter or underwriters, if any, and to counsel to the Selling Stockholders and underwriters, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, upon request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Selling Stockholders or such underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Common Stock being sold by the Selling Stockholders (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Selling Stockholders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Common Stock covered by the prospectus or any amendment or supplement thereto);

         (d) notify the Selling Stockholders and the underwriters, if any, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of the happening of any event as a result of which any prospectus included in such registration statement

(as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as possible thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the Selling Stockholders of such Registrable Common Stock, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) on or prior to the date on which the registration statement is declared effective, use its best efforts to Register or qualify the Registrable Common Stock covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Selling Stockholders or underwriter requests in writing, and to cooperate with the Selling Stockholders, the underwriter or underwriters, if any, and their counsel, in connection therewith; to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Common Stock covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in suits other than those arising out of such registration in any such jurisdiction where it is not then so subject;

         (f) cooperate with the Selling Stockholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Common Stock to be sold under the registration statement, and enable such Common Stock to be in such denominations and Registered in such names as the managing underwriter or underwriters, if any, or the Selling Stockholders may request;

         (g) enter into such customary agreements (including an underwriting agreement in customary form which, if requested by an underwriter, will contain customary contribution provisions on the part of the Company) and take all such other actions (including, without limitation, delivery of customary legal opinions and officers' certificates) as the Selling Stockholders reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock;

         (h) make available for inspection and copying by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, as shall be reasonably necessary to enable it to exercise its due diligence responsibility;

         (i) use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Selling Stockholders or the underwriter reasonably request;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Common Stock which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement; and

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts to obtain the withdrawal of such order.

         The Selling Stockholders, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d) hereof, will immediately discontinue disposition of the Registrable Common Stock until the Selling Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d) and copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or until the Selling Stockholders are advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Selling Stockholders will, or will request the managing underwriter or underwriters if any to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Selling
Stockholders' possession, of the prospectus covering such Registrable Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 5(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Selling Stockholders shall have received (x) the copies of the supplemented or amended prospectus contemplated by Section 5(d) and copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or
(y) the Advice.

6.       Registration Expenses.
         ---------------------

         (a) The Company will bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with determination of eligibility for investment and blue sky qualifications of the Registrable Common Stock), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), reasonable fees and disbursements of counsel for the Selling
Stockholders, securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company (all such expenses being referred to herein as "Registration Expenses").

         (b) In  connection  with up to three demand  registrations  pursuant to
Section 2 hereof, the Company shall reimburse the holders of Registrable Common Stock included in such registration for the reasonable fees (not exceeding $15,000 for each registration) and disbursements of one counsel chosen by the holders of a majority of the Registrable Common Stock included in such registration.

7.       Indemnification; Contribution.
         -----------------------------

         (a) Indemnification by the Company. The Company agrees to indemnify, protect and hold harmless, to the full extent permitted by law, the Selling Stockholders, its officers, directors, partners, employees and agents, and any agent or investment adviser of any thereof, and each Person who controls any such Person (within the meaning of the Act), against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the registration of Registrable Common Stock hereunder, except to the extent, and only to the extent, that the same are caused by or contained in any information which any Selling Stockholder furnished in writing to the Company expressly for use therein or by a Selling Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus or preliminary prospectus or any amendments thereof or supplements thereto at a time when such Selling Stockholder is required by the Act to do so after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify, protect and hold harmless the underwriters thereof, selling brokers, dealer managers, and similar securities industries professionals, their officers, directors, employees, agents and each Person who controls any such Person (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Selling Stockholders.

         (b) Indemnification by the Selling Stockholders. In connection with any registration statement in which a Selling Stockholder is participating, such Selling Stockholder will furnish to the Company in writing such customary information with respect to such Selling Stockholder as the Company reasonably requests for use in connection with any such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto and agrees to indemnify, to the extent permitted by law, the Company, its directors, employees, agents, officers, and each Person who controls the Company (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information which such Selling Stockholder furnished in writing to the Company expressly for use therein or by such Selling Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus, or preliminary prospectus or any amendments thereof or supplements thereto at a time when such Selling Stockholder is required by the Act to do so after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same. In no event shall the liability of such Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Common Stock giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement, but the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent the indemnifying party has been prejudiced as a consequence, and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses with respect to such claim of more than one counsel for the indemnified party with respect to which a claim has been asserted (which fees and expenses will be paid as they are billed to the indemnified party) unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as shall be necessary to eliminate such conflicts in connection with the representation of indemnified parties, such fees and expenses to be paid as they are billed to the indemnified party.

         (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Selling Stockholders, shall contribute to the losses, claims, damages, liabilities and expenses described herein, in such proportions so that the portion thereof for which any Selling Stockholder shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to arise out of or to be based on any untrue statement of material fact contained in a registration statement, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, caused by or contained in any information which such Selling Stockholder furnished in writing to the Company expressly for use therein or by such Selling Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus or preliminary prospectus or any amendments or supplements thereto at a time when such Selling Stockholder is required by the Act to do so after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same, and the Company shall be responsible for the balance (subject to any other rights the Company may have against any other selling holder the securities of which were included in such registration statement, preliminary prospectus, prospectus, amendment or supplement); provided, that the liability of such Selling Stockholder shall in no event exceed the net proceeds from the Registrable Common Stock sold by it thereunder. The Company and the Selling Stockholder agree that it would not be just and equitable if their respective obligations to contribute were to be determined by pro rata allocation, by reference to the proceeds realized by them or in any manner which does not take into account the equitable considerations set forth in this
Section 7(d).

8.       Rule 144 Sales.
         --------------

         The Company shall file the reports required to be filed by it under the Exchange Act and the rules and regulations promulgated thereunder, and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Common Stock (subject to Section 2(a)(ii)) without registration under the Act within the limitation of the exemptions provided by Rule 144, provided that nothing contained in this Section 8 shall require the Company to file or make available any reports or information that it is not otherwise required to file or make available under the Exchange Act. Upon the written request of any Stockholder, the Company shall deliver to such Stockholder a written statement as to whether it has complied with such requirements.

9.       Miscellaneous.
         -------------

         (a) Listing Application. If shares of Common Stock shall be listed on a national securities exchange or NASDAQ, the Company shall, at its expense, include in its listing application all of the shares of the Common Stock then owned by any Stockholder.

         (b) Damages. The Company recognizes and agrees that the holder of Registrable Common Stock shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure, any holder of Registrable Common Stock shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

         (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has consented thereto and the Company has obtained the written consent of the Stockholders holding at least 70% of the Registrable Common Stock, provided that, without the consent of any other party, the Company
(i) may amend this Agreement to add as additional stockholder parties hereto any
(A) party to the Second Amended Agreement or the Subordinate Agreement, or (B) person that purchases Series E Preferred Stock reasonably acceptable to TC Carting III, L.L.C, and (ii) shall amend this Agreement to add as additional stockholder parties hereto any transferees in a Thayer Permitted Transfer (as defined in that certain Second Amended and Restated Stockholders' Agreement, of even date herewith, between the Company and certain holders of its equity securities).

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid to the parties at their respective addresses as reflected in the Company's records. Notices sent by mail shall be effective five days after mailing; notices sent by telecopier shall be effective when receipt is acknowledged; and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, that, no Person, other than the Stockholders, who acquire shares of Registrable Common Stock in a transaction Registered under the Securities Act or effected without registration pursuant to Rule 144 under the Securities Act shall have any rights or be entitled to any benefit hereunder in respect of such Registrable Common Stock.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Stockholders shall be enforceable to the fullest extent permitted by law.

         (j) Entire Agreement. This Agreement constitutes the entire agreement among the parties, and supersedes all prior agreements or understandings, including, without limitation, the Subordinate Agreement and any side letter referred to in Section 9(o) of the Subordinate Agreement executed by a stockholder party hereto, whether written or oral, among the parties, with respect to the subject matter hereof.

         (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         (l) No Inconsistent Agreements. Neither the Company nor any Stockholder will on or after the date of this Agreement enter into any agreement with respect to the Common Stock which is inconsistent with the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof.

         (m) Enforcement. It is specifically agreed and understood that monetary damages would not adequately compensate the non-breaching parties for the breach of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without necessity of bond or other security.

         (n) Government Approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company and any holder of Preferred Stock or Class B Stock, as applicable, shall use their best efforts to make any filings with any governmental body, or obtain any approvals of any governmental body (including those in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR Act")) required prior to or in connection with any conversion of any such stock within a reasonable period of time. Any conversion shall be delayed to the extent necessary to allow such filings to be made and such approvals to be obtained. In the event that any such approvals cannot be obtained, the Company shall not, nor shall it have the obligation to, convert any Preferred Stock or Class B Stock into Registrable Common Stock. The costs and expenses (including reasonable attorneys' fees) associated with any filing or approval required (including those in connection with the HSR Act) shall be paid by the Company.

         (o) Certain Additional Matters. Following the date hereof, the Company shall use its best efforts to (i) have each of its stockholders that is a party to the Second Amended Agreement or Subordinate Agreement that has not heretofore become a party to this Agreement, execute a joinder agreement hereto in the form of Exhibit A hereto, and (ii) obtain the signatures of all persons listed as signatories to the Second Amended and Restated Registration Rights Agreement substantially in the form attached hereto as Exhibit B hereto (the "New Registration Rights Agreement"), it being understood and agreed that such New Registration Rights Agreement will not become effective until all such signatures are obtained. All rights granted to the stockholder parties to this Agreement shall be, if applicable, subordinate to the rights granted to the stockholder parties under the Second Amended Agreement.

         By execution hereof (including by execution of a joinder agreement hereto) the stockholder parties hereto agree to (i) subordinate their rights and interests under Section 2 and 3(b) of the Second

Amended Agreement in an equitable manner and to the extent required such that each stockholder party hereto have, to the extent possible and without breaching the Second Amended Agreement, the respective rights which would have been in effect if the New Registration Rights Agreement had become effective, and (ii) extend to the other stockholder parties hereto, if applicable, the rights to request registrations under Section 2 of the Second Amended Agreement. Nothing in this Agreement shall act as waiver of any rights under the Second Amended Agreement as between any party hereto and any stockholder not a party hereto.

         If at any time the Company obtains the signatures of all parties to the New Registration Rights Agreement, the Company shall cause the Second Amended Agreement, and the parties hereto shall cause this Agreement, to be terminated and the New Registration Rights Agreement shall become effective and supersede this Agreement and the Second Amended Agreement.

         (p) Third Party Beneficiaries. Except as expressly provided herein, nothing contained in this Agreement is intended to confer on any person other than the parties and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.




ADDRESSES:                               COMPANY:

2301 Eagle Parkway                       IESI CORPORATION
Suite 200                                a Delaware corporation
Ft. Worth, TX 76177 Attn: President
Tel:  (817) 632-4000                     By:____________________________________
Fax:  (817) 632-4540                     Name:__________________________________
                                         Title:_________________________________
with a copy to

IESI Corporation
2 Commerce Street
Bayonne, New Jersey 07002
Attn:   Secretary
Tel:  (201) 437-5200
Fax:  (201) 437-5300


c/o Jeffrey Keenan                       IESI CAPITAL V LLC,
The United Company                       a Mississippi limited liability company
1005 Glenway Avenue
Bristol, VA 24201
Tel:  (913) 906-9601                     By:____________________________________
Fax:  (913) 906-9716                     Name:__________________________________
                                         Title:_________________________________

c/o Jeffrey Keenan                       IESI CAPITAL VI LLC,
The United Company                       a Mississippi limited liability company
1005 Glenway Avenue
Bristol, VA 24201
Tel:  (913) 906-9601                     By:____________________________________
Fax:  (913) 906-9716                     Name:__________________________________
                                         Title:_________________________________

1455 Pennsylvania Avenue, N.W.           TC CARTING III, L.L.C.,
Suite 350                                a Delaware limited liability company
Washington, D.C. 20004
Fax: 202-371-0391                        By: TC Thayer Equity Investors IV, L.P.
                                                its Managing Member


                                         By:____________________________________

1455 Pennsylvania Avenue, N.W.           TC CARTING II, L.L.C.,
Suite 350                                a Delaware limited liability company
Washington, D.C. 20004
Fax: 202-371-0391                        By: TC Management Partners IV, L.L.C.,
                                         its Managing Member


                                         By:____________________________________

                                         INDOSUEZ CAPITAL PARTNERS 2001, L.P.,


                                         By:  Indosuez CM II, Inc., its managing
                                              general partners

                                         By:
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         SANDERS OPPORTUNITY FUND, L.P.
                                         a Delaware limited partnership
                                         by: Fund II Mgt. Co., LLC, its General
                                         Partner

                                         By:________________________________
                                            Name: Don A. Sanders
                                            Title: Manager


                                          Address: c/o Sanders Morris Harris
                                                   3100 Chase Tower
                                                   600 Travis Street, Suite 3100
                                                   Houston, Texas 77002
                                          Attention: Don A. Sanders
                                          Fax: (713) 250-4294




                                         SANDERS OPPORTUNITY FUND,
                                         (INSTITUTIONAL), L.P.
                                         a Delaware limited partnership
                                         by: Fund II Mgt. Co., LLC, its General
                                             Partner

                                         By:________________________________
                                            Name: Don A. Sanders
                                            Title: Manager


                                          Address: c/o Sanders Morris Harris
                                                   3100 Chase Tower
                                                   600 Travis Street, Suite 3100
                                                   Houston, Texas 77002
                                          Attention: Don A. Sanders
                                          Fax: (713) 250-4294

                                         DON A. SANDERS

                                         By:_______________________________
                                                  Don A. Sanders

                                         Address: c/o Sanders Morris Harris
                                                  3100 Chase Tower
                                                  600 Travis Street, Suite 3100
                                                  Houston, Texas 77002
                                         Attention: Don A. Sanders
                                         Fax: (713) 250-4294

                                    EXHIBIT A
                                    ---------

                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (this "Agreement") is made this __ day of _____, by ____________________________ (the "New Party") in favor of IESI CORPORATION, a Delaware corporation (the "Company") and the other parties to the Registration Rights Agreement referred to below.


                                   WITNESSETH:

         WHEREAS, the Company and certain of its stockholders (collectively, the "Stockholders") are parties to that certain Amended and Restated Subordinate Registration Rights dated as of October 10, 2003 (the "Registration Rights Agreement"); and

         WHEREAS, the undersigned and the Company desire the New Party to become a party to the Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. The New Party acknowledges and agrees that by execution and delivery of this Agreement, he becomes a party to the Registration Rights Agreement, subject to the terms, conditions and restrictions set forth therein. The New Party hereby acknowledges receipt of a true and correct copy of the Registration Rights Agreement.

                  2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  3. This Agreement and the Registration Rights Agreement constitute the entire agreement among the parties with respect to the subject matter hereof.

                  4. In the event that any provision set forth in this Agreement is found to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining terms and provisions hereof shall not be in any way affected thereby, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date written above.


         Address:                                    COMPANY:
         -------                                     -------

         2301 Eagle Parkway                          IESI CORPORATION
         Suite 200
         Forth Worth, TX 76177
                                                     By:
                                                     Name:
                                                     Title:


         Address:                                    [NEW PARTY:]
         -------


                                                      By:
                                                      Name:
                                                      Title:

                                    EXHIBIT B
                                    ---------

                       [NEW REGISTRATION RIGHTS AGREEMENT]
                       -----------------------------------





                                      B-1